U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2009

AMERICHIP INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Nevada	000-33127	98-0339467
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

24700 Capital Blvd, Clinton Township, MI	48036
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (586) 783-4598

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 7, 2009, the Board of Directors of AmeriChip International, Inc. resolved to accept the resignation of William P. Conlin as a member of the Board of Directors. Mr. Conlin had no disagreements with the Company.

On May 7, 2009, Mr. James C. Shelley was nominated to the Board of Directors, and his appointment affirmed by vote of the current Directors.

On May 13, 2009, Mr. Drew Mouton submitted his resignation as President and CEO of the company. Mr. Mouton will remain a member of the Board of Directors.

Item 8.01.	Other events.

The company has received formal inquiries from the SEC, primarily involving transactions of the company’s stock, and intends to fully cooperate as appropriate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICHIP INTERNATIONAL INC.

By:  /s/ John Rehfeld

John Rehfeld
Director

Date: May 14, 2009